Securities Act File No.: 002-57547


                          LEXINGTON MONEY MARKET TRUST

                         Supplement dated March 1, 2002
                                     to the
                         Prospectus dated August 1, 2001

1. On November 2, 2001, the Board of Trustees of Lexington Money Market Trust approved a change in the name of the Trust to "ING Lexington Money Market Trust," which shall become effective March 1, 2002.

The following changes shall also become effective on March 1, 2002

2. A change in the name of the Adviser from "ING Pilgrim Investments, LLC" to "ING Investments, LLC."

3. A change in the name of the Fund's Distributor from "ING Pilgrim Securities, Inc." to "ING Funds Distributor, Inc."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE